UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2011

FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12117	75-1328153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3813 Green Hills Village Drive Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2011, First Acceptance Corporation issued a press release announcing its results of operations for the first quarter ended September 30, 2011 of its fiscal year ending June 30, 2012. The text of the release is set forth in Exhibit 99.

Item 7.01. Regulation FD Disclosure.

On November 7, 2011, First Acceptance Corporation issued a press release announcing its results of operations for the first quarter ended September 30, 2011 of its fiscal year ending June 30, 2012. The text of the release is set forth in Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99	Press release dated November 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION

	By:	/s/ John R. Barnett
John R. Barnett
Senior Vice President of Finance
Date: November 7, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press release dated November 7, 2011